Rule 497(e)
File Nos. 333-01153
333-01173


The Schwab Variable Annuity(tm)
Issued by
Great-West Life & Annuity Insurance Company

February 21, 1997


On page 1 of the prospectus insert at the end of the second paragraph:

"The Guarantee Period Fund may not be available in all states."

On page 7 of the prospectus:

Under the heading The Guarantee Period Fund, after the first sentence insert the following sentences into the existing paragraph:

"However, the Guarantee Period Fund may not be available in all states or jurisdictions where the Contract is sold. Please consult with your representative or call the Schwab Annuity Service Center for more information."

On page 17 of the prospectus:

Under the Heading Guarantee Period Fund replace the fourth paragraph with the following:

"As of the date of this Prospectus, Guarantee Periods with annual durations of 1 to 10 years are offered only in those states where the Guarantee Period Fund is available. The Guarantee Periods may be changed in the future; however, any such modification will not have an impact on any Guarantee Period then in effect."
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